UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945  Sportsman’s Warehouse Holdings, Inc. ANNUAL MEETING OF STOCKHOLDERS Wednesday, June 24, 2015 10:00 am Pacific Time The Ritz-Carlton 4375 Admiralty Way Marina del Rey, CA 90292 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 24, 2015. Notice is hereby given that the Annual Meeting of Stockholders of Sportsman’s Warehouse Holdings, Inc. will be held at The Ritz-Carlton, 4375 Admiralty Way, Marina del Rey, California 90292 on Wednesday, June 24, 2015 at 10:00 am Pacific Time. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2014 Annual Report are available at investors.sportsmanswarehouse.com If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before June 10, 2015 to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends that you vote FOR each of the nominees in proposal 1 and FOR proposals 2 and 3: 1. Election of Directors NOMINEES: Christopher Eastland Joseph P. Schneider 2. Approval of Sportsman’s Warehouse Holdings, Inc. Employee Stock Purchase Plan 3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2015. Note: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. THIS IS NOT A FORM FOR VOTING • INTERNET/MOBILE – You may use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on June 23, 2015, at www.proxypush.com/spwh . • Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Scan code to the right for mobile voting. • TELEPHONE – To vote by telephone, please call 1-866-883-3382 to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on June 23, 2015. • MAIL – You may request a proxy card by following the instructions on the reverse side of this notice. • IN PERSON – You may vote your shares in person by attending the Annual Meeting. Your Internet vote and voting by telephone authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via: Internet/Mobile – Access the Internet and go to www.investorelections.com/spwh . Follow the instructions to log in, and order copies. Telephone – Call us free of charge at 1-866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.  Email – Send us an email at paper@investorelections.com with “SPWH Materials Request” in the subject line. The email must include: • The 11-digit control # located in the box in the upper right hand corner on the front of this notice. • Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials. • If you choose email delivery you must include the email address. • If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email. Important Information about the Notice of Proxy Materials This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to stockholders in place of the printed materials for the upcoming Stockholder Meeting. Information about the Notice: In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the internet site where the proxy materials may be found. To view the proxy materials online: Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement. To receive paper copies of the proxy materials: Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, email or Internet.